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Exhibit 10.38

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Christopher Brown (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	August 28, 2006
Number of Option Shares:	479,064
Exercise Price (per share):	$1.17
Expiration Date:	August 27, 2016
Tax Status of Option:	Non-Qualified Option

Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 4.17% per month beginning on January 1, 2008 with the final vesting occuring on December 1, 2010. Fractional shares are not exercisable until fractional shares equal a whole share.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superseding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superseding employment agreement) with one year of a Change in Control (as defined in the Plan or any superseding employment agreement).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.
By:	/s/ EITAN GERTEL		By:	/s/ CHRISTOPHER BROWN
	Name:	Eitan Gertel		Christopher Brown
	Title:	President & CEO
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Christopher Brown (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	August 28, 2006
Number of Option Shares:	85,470
Exercise Price (per share):	$1.17
Expiration Date:	August 27, 2016
Tax Status of Option:	Incentive Stock Option

Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest on September 1, 2007.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superceding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superceding employment agreement) with one year of a Change in Control (as defined in the Plan or any superceding employment agreement).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same documents.

OPTIUM, INC.
By:	/s/ EITAN GERTEL		By:	/s/ CHRISTOPHER BROWN
	Name:	Eitan Gertel		Christopher Brown
	Title:	President & CEO
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Christopher Brown (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	August 28, 2006
Number of Option Shares:	158,295
Exercise Price (per share):	$1.17
Expiration Date:	August 27, 2016
Tax Status of Option:	Non-Qualified Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 11.11% per month beginning on January 1, 2010 with the final vesting occurring on September 1, 2010. Fractional shares are not exercisable until fractional shares equal a whole share.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superseding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superseding employment agreement) with one year of a Change in Control (as defined in the Plan or any superseding employment agreement).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.
By:	/s/ EITAN GERTEL		By:	/s/ CHRISTOPHER BROWN
	Name:	Eitan Gertel		Christopher Brown
	Title:	President & CEO
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Christopher Brown (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	August 28, 2006
Number of Option Shares:	170,928
Exercise Price (per share):	$1.17
Expiration Date:	August 27, 2016
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Sevice Relationship has not terminated prior to any applicable date set forth below, the Shares vest 4.17% per month beginning on January 1, 2008 with the final vesting occurring on December 1, 2010. Fractional shares are not exercisable until fractional shares equal a whole share.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superseding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superseding employment agreement) with one year of a Change in Control (as defined in the Plan or any superseding employment agreement).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.
By:	/s/ EITAN GERTEL		By:	/s/ CHRISTOPHER BROWN
	Name:	Eitan Gertel		Christopher Brown
	Title:	President & CEO
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Christopher Brown (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	August 28, 2006
Number of Option Shares:	85,464
Exercise Price (per share):	$1.17
Expiration Date:	August 27, 2016
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 11.11% per month beginning on January 1, 2010 with the final vesting occurring on September 1, 2010. Fractional shares are not exercisable until fractional shares equal a whole share.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superseding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superseding employment agreement) with one year of a Change in Control (as defined in the Plan or any superseding employment agreement).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.
By:	/s/ EITAN GERTEL		By:	/s/ CHRISTOPHER BROWN
	Name:	Eitan Gertel		Christopher Brown
	Title:	President & CEO
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Christopher Brown (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	August 28, 2006
Number of Option Shares:	239,530
Exercise Price (per share):	$1.17
Expiration Date:	August 27, 2016
Tax Status of Option:	Non-Qualified Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 100% on October 1, 2007.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superseding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superseding employment agreement) with one year of a Change in Control (as defined in the Plan or any superseding employment agreement).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.
By:	/s/ EITAN GERTEL		By:	/s/ CHRISTOPHER BROWN
	Name:	Eitan Gertel		Christopher Brown
	Title:	President & CEO
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Christopher Brown (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	August 28, 2006
Number of Option Shares:	81,249
Exercise Price (per share):	$1.17
Expiration Date:	August 27, 2016
Tax Status of Option:	Non-Qualified Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 33.33% per month beginning on October 1, 2007 with the final vesting occurring on December 1, 2007. Fractional shares are not exercisable until fractional shares equal a whole share.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superseding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superseding employment agreement) with one year of a Change in Control (as defined in the Plan or any superseding employment agreement).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.
By:	/s/ EITAN GERTEL		By:	/s/ CHRISTOPHER BROWN
	Name:	Eitan Gertel		Christopher Brown
	Title:	President & CEO
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

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  Exhibit 10.38